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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





                 As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 5, 1997 included in Fieldworks, Incorporated's Form S-1 (Registration Statement File No. 333-18335) and to all references to our Firm included in this registration statement.




                                                  /s/ ARTHUR ANDERSEN LLP





Minneapolis, Minnesota
   April 30, 1997